UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Earliest Event Reported): February 4, 2010

ProElite, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	000-31573	22-3161866
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12121 Wilshire Boulevard, Suite 1112
Los Angeles, California		90025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    (310) 526-8700

12121 Wilshire Boulevard, Suite1001, Los Angeles, California 90025
(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 4, 2010, ProElite, Inc. (the “Company”) entered into an Amendment To Strategic Investment Agreement (the “Amendment”), dated as of January 26, 2010, with Stratus Media Group, Inc. (“SMGI”) pursuant to which the Company agreed to amend the terms of that certain Strategic Investment Agreement (the “Agreement”) entered into between the Company and SMGI dated October 9, 2009. The Amendment (i) provides for certain interim funding to the Company prior to the closing, and contains representations regarding SMGI ability to provide all funds necessary to perform its obligations under the Agreement and the Amendment, (ii) extends the “Outside Date” to March 31, 2010, (iii) conditionally provides for changes in the board and management of Company, subject to SMGI’s timely compliance with delivery of specified payments to the Company and third parties , (iv) credits against the Purchase Price certain expenses and amounts already loaned by SMGI, (v) provides for the convertibility of amounts previously loaned into Preferred Stock on a pro-rata basis, (v). provides that all of the conditions to closing in Section 6.1 of the Agreement, have been satisfied to date and that, notwithstanding such conditions (other than the condition regarding legal compliance and certain ministerial conditions), SMGI is unconditionally obligated to consummate the purchase and other transactions contemplated by the Agreement and this Amendment and pay the full Purchase Price (applying such credits as provided in the Amendment), (vi) provides for a guarantee of certain obligations of SMGI, (vii) provides for an enforcement mechanism independent of the newly appointed board and management until the Closing and (viii) provides for application of certain post-closing covenants to the interim period. This summary does not purport to be a complete summary of the Amendment, and is subject to the actual terms of the Amendment set forth on Exhibit 10.01 to this Current Report on Form 8-K, which exhibit is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.01
Amendment to Strategic Investment Agreement, dated as of January 26, 2010.  The schedules and exhibits to the Agreement in this Exhibit 10.01 have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The descriptions of the omitted schedules and exhibits are contained within the Amendment.  Company hereby agrees to furnish a copy of any omitted schedule or exhibit to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROELITE, INC.

Date: February 09, 2010	By:	/s/ CHARLES CHAMPION
Charles Champion, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.01
Amendment to Strategic Investment Agreement, dated as of January 26, 2010.  The schedules and exhibits to the Agreement in this Exhibit 10.01 have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The descriptions of the omitted schedules and exhibits are contained within the Amendment.  Company hereby agrees to furnish a copy of any omitted schedule or exhibit to the Commission upon request.